                                                                    EXHIBIT 99.1

              PRESS RELEASE

734.994.4800 - Fax 734.994.5895 - www.comshare.com

                                                                 [COMSHARE LOGO]
                                                            555 Briarwood Circle
                                                       Ann Arbor, Michigan 48108


             COMSHARE REPORTS FISCAL YEAR 2003 THIRD QUARTER RESULTS
          COMPANY REPORTS 43% GROWTH IN SOFTWARE LICENSE REVENUES FROM
                             SAME PERIOD LAST YEAR

ANN ARBOR, Mich., May 7, 2003 -- Comshare, Incorporated (Nasdaq: CSRE), a leading provider of corporate performance management (CPM) software, today announced financial results for its third quarter of fiscal 2003 ended March 31, 2003.

           Software license revenues increased 43% to $5.3 million in the third quarter compared to $3.7 million in the same quarter a year ago. Maintenance and services revenue totaled $8.6 million compared to $9.8 million in the same period a year ago. Total revenues for the quarter increased three percent to $13.9 million, compared to $13.5 million for the same quarter a year ago. The Company reported a net loss of $0.9 million, or $0.09 per share, for the quarter ended March 31, 2003, compared to a net loss of $1.6 million, or $0.16 per share, for the same period one year ago.

         "We are especially encouraged by the 56% increase in MPC license fees over last year's third quarter and the 208% growth in MPC license fees in North America to $3.4 million," said Dennis Ganster, Comshare President and CEO. "This quarter, our average new name software license sale in direct operations was $192,000, more than double the prior year," Ganster continued.

         "Our growth in total license fees of 43% was led by an increase in our direct operations of 108% over the same period a year ago," added Ganster. "We continued to execute our CPM business strategy despite a tough economy, and we are seeing continued demand for our products as companies strive to improve their management planning and control processes in order to better cope with market uncertainties."

         "While we are pleased with the strong MPC license fee growth for the quarter, and the improved performance in our direct operations, our overall results were negatively impacted principally by continued margin pressure in implementation services in the third quarter." Ganster continued.

         During the quarter, customers for Comshare's management planning and control solutions included companies from around the world such as Visteon Corporation, Krispy Kreme Doughnuts, Commerce Bancshares, Inc., Edison Mission Energy, Kirkland & Ellis, LDMI Telecommunications, ProQuest Company, St. Jude Medical, Inc., Stewart Enterprises, Inc., Sunterra Europe (Group Holdings) Plc, The AES Corporation and The Evercare Company.

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         "These major customer wins are indicative of strong acceptance of
Comshare MPC and continued activity related to the `Power of Knowledge' program with Microsoft," Ganster added. "Our license results are evidence that enterprises are increasingly interested in the benefits of our CPM technology as they look for integrated methods to improve financial and operational performance," Ganster emphasized.

         Comshare will hold a conference call chaired by Dennis Ganster today at 1:30 p.m. (EDT). Investors can access the call from the Investors section of the Comshare web site, www.comshare.com, or by dialing 888-803-7286. If you are unable to listen to the live call, a replay will be available for 48 hours and can be accessed by dialing 1-800-642-1687 with access code 9965317. A replay of the call and other pertinent statistical and financial information presented in the call will be available in the Company-Investors section of the Company's website at www.comshare.com for 90 days following the call. Thereafter, statistical and financial information presented in the call will be available in the Company's Form 10-Q for the third quarter of fiscal year 2003 or in a separate report, both of which can be found under Company-Investors section of the Company's website at www.comshare.com.

ABOUT COMSHARE

         Comshare, Incorporated is a leading provider of software that helps companies implement and execute strategy. Comshare's application for corporate performance management encompasses planning, budgeting, forecasting, financial consolidation, management reporting, and analysis. In business for over 35 years, Comshare is one of the top independent software companies, with Fortune 500 and Financial Times Top 1000 customers around the world. Comshare is a Business Objects Partner, Siebel Software Partner, and Microsoft Gold Certified Partner for Business Intelligence and Software Products. For more information on Comshare, call 1-800-922-7979, send email to info@comshare.com, or visit Comshare's website at www.comshare.com.

SAFE HARBOR STATEMENT

         Certain information in this press release contains "forward looking statements" within the meaning of the Securities Exchange Act of 1934, as amended, including those concerning the company's future results and strategy. Actual results could differ materially from those in the forward looking statements due to a number of uncertainties, including, but not limited to, the demand for the company's products and services; the size, timing and recognition of revenue from significant orders; the impact that cost reductions may have on the company's revenues and operating results; increased competition and pricing pressures from competitors; the company's success in and expense associated with developing, introducing and shipping new products; new product introductions and announcements by the company's competitors; the level of interest and success of the company's distributors in marketing and selling the company's products; changes in company strategy; product life cycles; the cost and continued availability of third party software and technology incorporated into the company's products; the impact of rapid technological advances, evolving industry standards and changes in customer requirements, including the impact on the company's revenues of Microsoft's OLAP database; the overall competition for key employees; cancellations of maintenance and support agreements; software defects; changes in operating expenses; fluctuations in foreign exchange rates; economic conditions generally or in specific industry segments. In addition, the company includes a more detailed discussion of risk factors in its


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reports filed with the United States Securities and Exchange Commission, including the Annual Report on Form 10-K filed on September 30, 2002 and the quarterly report on Form 10-Q filed on February 14, 2003. The company disclaims any obligation to update its forward-looking statements to reflect any changes in expectations due to future events or circumstances.

         Comshare(R) is a registered trademark and Comshare MPC(TM), Comshare FDC(TM) and Comshare Decision(TM) are trademarks of Comshare, Incorporated. All other trademarks are the property of their respective holders.


COMPANY CONTACTS:                          FINANCIAL COMMUNICATIONS CONTACT:
-----------------                          ---------------------------------
Comshare, Incorporated                     Lippert/Heilshorn & Associates, Inc.
Brian Jarzynski, Chief Financial Officer   Brendan Lahiff, Senior Account
                                           Executive
734-769-6174                               415-433-3777

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                             COMSHARE, INCORPORATED
                        SUPPLEMENTAL REVENUE INFORMATION
                            (unaudited; in thousands)


                                               THREE MONTHS ENDED      PERCENT                NINE MONTHS ENDED         PERCENT
                                                    MARCH 31,           CHANGE                     MARCH 31,             CHANGE
                                             -----------------------  ----------         ----------------------------  ---------
                                               2003           2002                            2003           2002
                                               ----           ----                            ----           ----
                                                 (in thousands)                                  (in thousands)
MPC REVENUE
     Software licenses                         $ 5,287      $ 3,390          56                $ 12,942      $10,404         24
     Software maintenance                        3,723        3,455           8                  11,417       10,179         12
     Implementation, consulting and
        other services                           2,805        3,865         (27)                 10,401       12,742        (18)
                                             ----------  -----------                     ---------------  -----------

            TOTAL MPC REVENUE                 $ 11,815     $ 10,710          10 %              $ 34,760      $33,325          4 %
                                             ==========  ===========                     ===============  ===========

              % of Revenue                         85%          79%                                 82%          78%

LEGACY REVENUE
     Software licenses                             $ 5        $ 304         (98)                $ 1,939       $1,477         31
     Software maintenance                        1,852        2,313         (20)                  5,360        7,345        (27)
     Implementation, consulting and
        other services                             208          181          15                     546          658        (17)
                                             ----------  -----------                     ---------------  -----------

            TOTAL  LEGACY REVENUE              $ 2,065      $ 2,798         (26)%               $ 7,845       $9,480        (17)%
                                             ==========  ===========                     ===============  ===========

              % of Revenue                         15%          21%                                 18%          22%

TOTAL REVENUE
     Software licenses                         $ 5,292      $ 3,694          43                $ 14,881      $11,881         25
     Software maintenance                        5,575        5,768          (3)                 16,777       17,524         (4)
     Implementation, consulting and
        other services                           3,013        4,046         (26)                 10,947       13,400        (18)
                                             ----------  -----------                     ---------------  -----------

            TOTAL REVENUE                     $ 13,880     $ 13,508           3 %              $ 42,605      $42,805         (0)%
                                             ==========  ===========                     ===============  ===========


SOFTWARE LICENSE REVENUE BY CHANNEL
     Direct                                    $ 4,018      $ 1,985         102                 $ 9,470       $7,222         31
     Indirect                                    1,274        1,709         (25)                  5,411        4,659         16
                                             ----------  -----------                     ---------------  -----------

            TOTAL SOFTWARE LICENSE REVENUE     $ 5,292      $ 3,694          43 %              $ 14,881      $11,881         25 %
                                             ==========  ===========                     ===============  ===========


QUARTERLY TRANSACTIONS AND CUSTOMERS
     Average Selling Price - Direct              $ 192         $ 70         174 %                 $ 154         $ 87         77 %
     Number of Software
        Transactions > $100,000                     15            7         114                      35           22         59
     Number of New Customers                        37           41         (10)                    112          127        (12)

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                             COMSHARE, INCORPORATED
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (unaudited; in thousands, except per share data)


                                                               THREE MONTHS ENDED                NINE MONTHS ENDED
                                                                     MARCH 31,                        MARCH 31,
                                                            -------------------------         -------------------------
                                                              2003             2002             2003             2002
                                                            --------         --------         --------         --------
REVENUE
     Software licenses                                      $  5,292         $  3,694         $ 14,881         $ 11,881
     Software maintenance                                      5,575            5,768           16,777           17,524
     Implementation, consulting
          and other services                                   3,013            4,046           10,947           13,400
                                                            --------         --------         --------         --------
TOTAL REVENUE                                                 13,880           13,508           42,605           42,805

COSTS AND EXPENSES
     Selling and marketing                                     6,238            6,782           16,877           18,138
     Cost of revenue and support                               4,566            5,797           15,658           18,305
     Internal research and product development                 2,408            2,341            7,196            6,941
     General and administrative                                1,561            1,416            4,234            4,103
     Tax settlement                                              -                -             (1,208)             -
     Restructuring                                               -                -                -              1,280
                                                            --------         --------         --------         --------
TOTAL COSTS AND EXPENSES                                      14,773           16,336           42,757           48,767
                                                            --------         --------         --------         --------

INCOME (LOSS) FROM OPERATIONS                                   (893)          (2,828)            (152)          (5,962)

OTHER INCOME (EXPENSE)
     Interest on tax settlement                                  -                -              1,125              -
     Interest income, net                                         95              128              225              457
     Exchange gain (loss)                                        (39)              20              (47)             (12)
                                                            --------         --------         --------         --------
TOTAL OTHER INCOME                                                56              148            1,303              445

INCOME (LOSS) BEFORE TAXES                                      (837)          (2,680)           1,151           (5,517)
Provision for income taxes                                       111           (1,040)             676            7,156
                                                            --------         --------         --------         --------

NET INCOME (LOSS)                                           $   (948)        $ (1,640)        $    475         $(12,673)
                                                            ========         ========         ========         ========

SHARES USED IN BASIC EPS COMPUTATION                          10,663           10,272           10,543           10,166
                                                            ========         ========         ========         ========

SHARES USED IN DILUTED EPS COMPUTATION                        10,663           10,272           10,554           10,166
                                                            ========         ========         ========         ========

NET INCOME (LOSS) PER COMMON SHARE - BASIC & DILUTED        ($  0.09)        ($  0.16)        $   0.05         ($  1.25)
                                                            ========         ========         ========         ========

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                             COMSHARE, INCORPORATED
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 (in thousands)


                                                  MARCH 31,      June 30,
                                                    2003           2002
                                                  -------        -------
ASSETS                                         (unaudited)
   CURRENT ASSETS
      Cash and cash equivalents                   $17,902        $19,280
      Accounts receivable, net                     18,796         17,683
      Other current assets                          2,784          2,949
                                                  -------        -------
   Total current assets                            39,482         39,912

   Property and equipment, net                      1,287          1,351
   Other assets                                     4,286          4,430
                                                  -------        -------

TOTAL ASSETS                                      $45,055        $45,693
                                                  =======        =======


LIABILITIES AND SHAREHOLDERS' EQUITY

   CURRENT LIABILITIES
      Deferred revenue                            $11,596        $11,327
      Other current liabilities                     6,616          8,557
                                                  -------        -------
   Total current liabilities                       18,212         19,884

   Other liabilities                                8,418          8,247

   Shareholders' equity                            18,425         17,562
                                                  -------        -------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        $45,055        $45,693
                                                  =======        =======


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